TG Therapeutics

Investor & Analyst Event June 2018

Michael S. Weiss
Executive Chairman & CEO

UNITY CLL
TG THERAPEUTICS
GLYCOENGINEERED UBLITUXIMAB + PI3K DELTA TGR-1202
PHASE 3 TRIAL IN CLL

UNITY NHL
TG THERAPEUTICS
GLYCOENGINEERED UBLITUXIMAB + PI3K DELTA TGR-1202
PREVIOUSLY TREATED NHL PATIENTS

Forward Looking Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are often, but not always, made through the use of words or phrases such as "anticipates", "expects", "plans", "believes", "intends", and similar words or phrases. Such statements involve risks and uncertainties that could cause TG Therapeutics' actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such statements due to various factors, including the risks and uncertainties inherent in clinical trials, drug development, and commercialization. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and TG Therapeutics undertakes no obligation to update these statements, except as required by law.

AGENDA

Topic	Presenter
Welcome / Introductions	Michael S. Weiss, CEO TG Therapeutics
KI Intolerant Review	Anthony Mato, MD
Emerging Challenges in CLL: Drug Drug Interactions	Alexey Danilov, MD, PhD
Questions & Answer Session	
Closing Remarks	Michael S. Weiss


TG Therapeutics
Ublituximab (TG-1101), Umbralisib (TGR-1202), BTK, BET, PD-L1 and GITR represent investigational products and/or targets. These products have not been approved by the FDA.
NKCell
ADCC cytotoxic granules
ADCC cytotoxic granules
BCR
CD19
SYK
CD20
BTK
PI3K delta
CK1ε
4E-BP1
PKC-β
AKT
CARD11
MALT1
BCL-10
eIF4F
mTOR
c-Myc
TLR/IL-1
MYD88
MYD88
IRAK1
TRAF6
TRAF6
IRAK1
NF-κB
Snail
BET
Tumor-Specific T-Cell
GITR
PD-L1
PD-1
Malignant B-Cell

TG Therapeutics, Inc.

- Biopharmaceutical company focused on B-cell cancers (CLL and NHL) & autoimmune-related diseases (MS, RA, Lupus)
- **Headquarters:** New York, NY
- **NASDAQ:** TGTX

- Developing portfolio of B-cell targeted agents

- **Ublituximab (TG-1101) – Novel Glycoengineered, Anti-CD20 monoclonal antibody**
  - Enhanced ADCC profile for increased potency, similar to Gazyva® (GA101)
  - Robust activity demonstrated in CLL and NHL
  - **GENUINE Phase 3 Registration Trial in CLL positive results announced!**
  - **ULTIMATE I & II Phase 3 Trials Ongoing in Multiple Sclerosis under SPA**

- **Umbralisib (TGR-1202) – Novel PI3Kδ inhibitor**
  - Highly active and well tolerated as monotherapy and in combination treatment
  - Demonstrated best-in-class attributes
  - **UNITY- CLL Phase 3 trial under FDA-Special Protocol Assessment (SPA)**
    - **Full Enrollment reached- October 2017**

TG Therapeutics Update

- **UNITY-CLL**
  - On target for ORR data this summer

- **GENUINE**
  - Filing decision pending outcome of UNITY-CLL and KOL outreach
  - Our goal is to put our best filing package in first (if possible)
    - Including, filing accelerated approval based on the UNITY-CLL ORR data and/or GENUINE ORR data or neither.

- **UNITY-NHL**
  - DLBCL- on track to complete target enrollment of U2+B by end of June
  - FL/SLL- on track to complete target enrollment in Umbralisib monotherapy arm by mid-2018 and commence U2 single arm
  - MZL- on track to complete Umbra monotherapy in 3Q

TG Therapeutics Update

- **MS Program**
  - Phase 2 final data expected before YE
  - **ULTIMATE I & II Phase 3 Program Update!**
    - Complete enrollment now targeted by YE 2018 (prior guidance by end of 1Q19)

- **Pipeline Update**
  - **Anti PD-L1 monoclonal antibody:**
    - Phase 1 dose escalation complete
    - Commencement of heme focused cohort by YE 2018
  - **TG-1701- BTK inhibitor**
    - Phase 1 currently enrolling in China
    - TG sponsored Phase 1/2 trial to open in 3Q18

- **Corporate Update**
  - Appointment of Adam Waldman as Chief Commercial Officer
    - Most recently, Adam led Marketing for the US Hematology-Oncology franchise at Celgene Corporation, where he spent the prior 13 years of his career

ASCO & EHA Upcoming Presentations

ASCO:

- Poster: A Phase 2 Study to assess the safety and efficacy of umbralisib (TGR-1202) in patients with chronic lymphocytic leukemia (CLL) who are intolerant to prior BTK or PI3K delta inhibitor therapy (Abstract #: S808)
  - Date & Time: Monday June 4, 2018; 8:00 – 11:30 CT

EHA:

- Oral: A Phase 2 Study to assess the safety and efficacy of umbralisib (TGR-1202) in patients with chronic lymphocytic leukemia (CLL) who are intolerant to prior BTK or PI3K delta inhibitor therapy (Abstract #: S808)
  - Date & Time: Saturday June 16, 2018; 12:30 – 12:45 CEST

- Oral: Resurrecting response to ruxolitinib: a phase I study testing the combination of ruxolitinib and the PI3Kdelta inhibitor umbralisib in ruxolitinib-experienced myelofibrosis (Abstract #: S133)
  - Date & Time: Friday June 15, 2018, 12:30 – 12:45 CEST

- Poster: Long term integrated safety analysis of umbralisib (TGR-1202), a PI3K delta/CK1-epsilon inhibitor with a differentiated safety profile in patients with relapsed/refractory lymphoid malignancies (Abstract #: PF444)
  - Date & Time: Friday June 15, 2018; 17:30 – 19:00 CEST

- Poster: TG-1701 a novel, orally available, and covalently-bound BTK inhibitor (Abstract #: PF638)
  - Date & Time: Friday June 15, 2018; 17:30 – 19:00 CEST